UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 3, 2025
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia (Address of principal executive offices)	4000 (Zip Code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Coronado Global Resources Inc. (the “Company”) held its 2025 Annual General Meeting of Stockholders (the “Annual General Meeting”) virtually on June 3, 2025 (June 4, 2025 in Australia).

As of April 16, 2025, the record date for the Annual General Meeting, there were 167,645,373 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and 1 share of the Company’s preferred stock Series A, par value $0.01 per share (“Series A Share”), outstanding and entitled to vote at the Annual General Meeting. The holders of 109,944,727 shares of Common Stock (including holders of the Company’s CHESS Depositary Interests, the “Common Stockholders”), and the holder of the Company’s Series A Share (“Series A Holder”), were present in person or represented by proxy at the Annual General Meeting.

Summarized below are descriptions of the matters voted on at the Annual General Meeting and the final results of such voting:

Proposals 1 and 2 - Election of Director Nominees. The Company’s stockholders elected each of the following seven director nominees to serve until the Company’s 2026 annual general meeting of stockholders or until a successor is duly elected and qualified. The voting for the director nominees at the Annual General Meeting was as follows:

Elected by the Series A Holder, voting as a separate class:

Name	Votes For	Votes Withheld
Laura Tyson	1	0

Elected by the Common Stockholders, voting as a separate class:

Name	Votes For	Votes Withheld
Garold Spindler	109,275,536	587,002
Douglas G. Thompson	109,498,212	364,325
Aimee R. Allen	109,168,670	673,919
Philip Christensen	109,459,006	388,917
Greg Pritchard	109,426,722	415,867
Jan C. Wilson	109,480,032	367,891

There were no broker non-votes with respect to Proposals 1 and 2.

Proposal 3 - Advisory Vote to Approve Our Named Executive Officers’ Compensation. The Common Stockholders voted upon and approved, by nonbinding, advisory vote, the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement, dated April 22, 2025. The votes on this proposal were as follows:

Votes For	Votes Against	Abstentions
96,560,735	13,258,506	125,486

There were no broker non-votes with respect to Proposal 3.

Proposal 4 - Ratification of the Appointment of Ernst & Young as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025. The Common Stockholders voted upon and approved the ratification of the appointment of Ernst & Young to serve as the Company’s independent registered accountants for the fiscal year ending December 31, 2025. The votes on this proposal were as follows:

Votes For	Votes Against	Abstentions
109,714,911	34,538	195,278

There were no broker non-votes with respect to Proposal 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Douglas G. Thompson
Name:	Douglas G. Thompson
Title:	Chief Executive Officer

Date:	June 4, 2025